Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.9075%



        Excess Protection Level
          3 Month Average  5.34%
          August, 1998  6.28%
          July, 1998  5.09%
          June, 1998  4.64%


        Cash Yield                                  19.08%


        Investor Charge Offs                        5.09%


        Base Rate                                   7.71%


        Over 35 Day Delinquency                     5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,395,888,446.37